UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, Mitchell A. Sabshon informed InPoint Commercial Real Estate Income, Inc. (the “Company”) of his resignation from his positions as the Company’s Chief Executive Officer and as a member of the Board of Directors (the “Board”) of the Company, including as Chairman thereof, to be effective as of November 30, 2024. Mr. Sabshon is resigning for personal reasons and not related to any disagreement with the Company’s management, the Board, or any of the Company’s operations, policies or practices.

In connection with Mr. Sabshon’s resignation, on November 20, 2024, the Board appointed (i) Donald MacKinnon, the Company’s President and a member of the Board, as the Company’s Chairman of the Board and (ii) Denise C. Kramer, the President of the Company’s advisor, Inland InPoint Advisor, LLC (the “Advisor”), as the Company’s Chief Executive Officer and as a member of the Board, with each appointment to be effective as of December 1, 2024.

Ms. Kramer, age 46, currently serves as the President of the Advisor, a position she has held since December 2021. Ms. Kramer also has served as the Chief Operating Officer, Lead Portfolio Manager of IPC Alternative Real Estate Income Trust, Inc. since June 2023 and as Senior Vice President, Investment Product Management of Inland Real Estate Investment Corporation, the Company’s sponsor (“IREIC”), since December 2022. Prior to her current role with IREIC, Ms. Kramer served as Senior Vice President, Investment Product Research for Inland Securities Corporation, IREIC’s affiliated broker dealer. Prior to joining IREIC in August 2016, Ms. Kramer served as Director of Investment Research at Advisor Group from January 2010 to August 2016. Ms. Kramer has a B.A. in accounting from the University of Maine and a Master’s degree in finance from Northeastern University, she holds Series 7 and 66 licenses with FINRA, and is a CFA Charterholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	November 25, 2024	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer